Exhibit 10.1

Second AMENDMENT TO Preferred Stock Sale Option AGREEMENT

This Second Amendment to Preferred Stock Sale (this “Amendment”), dated as of November 28, 2022, by and among Tailwind Acquisition Corp., a Delaware corporation (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Preferred Stock Sale Option Agreement, dated as of August 5, 2022 (as amended pursuant to the Amendment to Preferred Stock Sale Option Agreement dated November 22, 2022, the “Sale Option Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Sale Option Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement, as incorporated into Section 5 of the Sale Option Agreement, provides that the Sale Option Agreement may be amended prior to the Effective Time only by an agreement in writing signed by the Company and the Holders;

WHEREAS, the Holders, together with certain other parties, expect to be party to a Rule 10b5-1 Sales Plan (the “Sales Plan”) with Tigress Financial Partners LLC (“Tigress”) pursuant to which the Holders and such other parties will authorize Tigress to sell shares of Stock (as defined in the Sales Plan), subject to the conditions and limitations set forth in the Sales Plan; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Sale Option Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amendments to the Sale Option Agreement.

(a)            A new Section 8 is hereby inserted into the Sale Option Agreement to read as follows:

“8.           Transfer Restrictions

(a)           Except as permitted by Section 8(b), each Holder shall not Transfer any Restricted Securities beneficially owned or owned of record by such Holder until the end of the Lock-up Period.

(b)           The provisions of Section 8(a) shall not apply to:

(i)            the conversion of Shares into securities or other property in accordance with the terms thereof;

(ii)          Transfers as a bona fide gift;

(iii)         Transfers to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

(iv)          Transfers by will or intestate succession upon the death of the undersigned;

(v)           Transfers pursuant to a qualified domestic order or in connection with a divorce settlement;

(vi)          if the undersigned is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the undersigned, and (B) distributions to partners, limited liability company members or stockholders of the undersigned;

(vii)        Transfers to the Company’s officers, directors or their affiliates;

(viii)       pledges of Restricted Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Holder; provided, however, that such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers;

(ix)         Transfers after (I) the announcement of a bona fide tender or exchange offer by a person other than (A) the Holders or (B) an affiliate of the Holders where such affiliation does not arise with or through the Company with respect to the Shares or Common Stock or (II) a public announcement is made by the Company or a person controlled by the Company with respect to a bona fide merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Company as a result of which the Shares or Common Stock will be exchanged for or converted into shares of another company; and

(x)           the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the Transfer of Restricted Securities during the Lock-up Period;

provided, however, that in the case of any Transfer pursuant to paragraphs (ii) through (vii), each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement.

(c)            For purposes of this Section 8:

(i)) “Lock-up Period” shall mean with respect to a Holder the period beginning on the Closing Date and ending on the earliest of (A) December 29, 2023, (B) the date that the aggregate number of shares of Stock (as defined in the Sales Plan) sold under the Sales Plan results in no remaining shares of Stock available for Tigress to sell with respect to such Holder and (C) the termination of the Sales Plan with respect to such Holder.

(ii) “Restricted Securities” shall mean with respect to a Holder and its respective Permitted Transferees:

(A) any shares of New SPAC Series A Preferred Stock that was acquired by such Holder pursuant to the Company’s exercise of the Option; and.

(B) any shares of Common Stock to be issued to such Holder as a result of any conversion of any shares of New SPAC Series A Preferred Stock referred to in clause (A) above).

(iv) “Sales Plan” shall mean that certain Rule 10b5-1 Sales Plan that the Holders and other persons expect to enter into with Tigress pursuant to which the Holders will authorize Tigress to sell shares of Stock, subject to the conditions and limitations set forth in the Sales Plan.

(v) “Tigress” shall mean Tigress Financial Partners LLC.

(b)            A new Section 9 is hereby inserted into the Sale Option Agreement to read as follows:

“9.           Board Approval. The board of directors of the Company, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the “Exchange Act”) thereof, shall adopt one or more resolutions consistent with the interpretive guidance of the Securities and Exchange Commission designed to cause each acquisition of shares of New SPAC Series A Preferred Stock by the Holders pursuant to this Agreement to be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder to the extent consistent with applicable law.”

2.	References to the Sale Option Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Sale Option Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Sale Option Agreement shall refer to the Sale Option Agreement as amended by this Amendment. Except as specifically set forth above, the Sale Option Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become immediately effective, and (b) this Amendment shall be incorporated in, and become a part of, the Sale Option Agreement as set forth herein for all purposes of the Sale Option Agreement.

3.	Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement, as incorporated through Section 5 of the Sale Option Agreement, shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

TAILWIND ACQUISITION CORP.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Preferred Stock Sale Option Agreement]

HOLDERS:

Anzu Nuburu LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu II LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu III LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu V LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

[Signature Page to Second Amendment to Preferred Stock Sale Option Agreement]